SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                            February 14, 2003
______________________________________________________________________________
                    (Date of earliest event reported)


                        Acadiana Bancshares, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


       Louisiana                      1-14364                   72-1317124
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



    200 West Congress Street, Lafayette, Louisiana             70501
______________________________________________________________________________
      (Address of principal executive offices)               (Zip code)


                              (337) 232-4631
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                                   N/A
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events


     On February 14, 2003, Acadiana Bancshares, Inc. ("ANA"), the parent holding company for LBA Savings Bank, Lafayette, Louisiana, issued a press release indicating that its shareholders approved its Agreement and Plan of Merger (the
"Agreement") with IBERIABANK Corporation ("IBKC"), the parent holding company for IBERIABANK, New Iberia, Louisiana, pursuant to which ANA will be merged with and into a wholly owned subsidiary of IBKC (the "Merger").

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the press release of ANA, dated February 14, 2003, attached hereto as
Exhibit 99.1 and made a part hereof by reference thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

          See Exhibit Index



















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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACADIANA BANCSHARES, INC.



  Date: February 21, 2003     By:  /s/ Gerald G. Reaux, Jr.
                                 --------------------------------
                                   Gerald G. Reaux, Jr.
                                   Chairman, President and Chief
                                   Executive Officer




























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